SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                    September 26, 2005 (September 21, 2005)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                   1-5742                    23-1614034
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                              17011
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:         (717) 761-2633
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                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(d)

On September 22, 2005, we announced that Joseph B. Anderson, Robert Mariano and Marcy Syms have been elected to our Board of Directors, effective as of September 21, 2005. There were no arrangements or understandings pursuant to which any of Mr. Anderson, Mr. Mariano or Ms. Syms were elected as directors, and there are no related party transactions between us and Mr. Anderson, Mr. Mariano or Ms. Syms. Mr. Anderson, Mr. Mariano and Ms. Syms will initially not serve as members of any committee of our Board of Directors. Mr. Anderson, Mr. Mariano and Ms. Syms's terms will expire at our annual meeting in June 2006.

On September 22, 2005, we issued a press release announcing the above changes. The press releae is furnished herewith as Exhibit 99.1 and imcorporated by reference herein.


Item 9.01. Financial Statements and Exhibits

(c)     Exhibits

99.1    Press Release dated September 22, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RITE AID CORPORATION


Dated: September 26, 2005                   By: /s/ Robert B. Sari
                                                ----------------------
                                            Name:  Robert B. Sari
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary


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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.     Description
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99.1            Press Release dated September 22, 2005